                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        American Shared Hospital Services
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:
(2)      Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)      Proposed maximum aggregate value of transaction:
(5)      Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
(2)      Form, Schedule or Registration Statement no.:
(3)      Filing Party:
(4)      Date Filed:

                       AMERICAN SHARED HOSPITAL SERVICES
                      FOUR EMBARCADERO CENTER, SUITE 3700
                        SAN FRANCISCO, CALIFORNIA 94111

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 6, 2002

TO THE SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES:

     NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of Directors, the 2002 Annual Meeting of Shareholders (the "Meeting") of American Shared Hospital Services, a California corporation (the "Company"), will be held at the Ritz Carlton Hotel, 600 Stockton Street (corner of California Street), San Francisco, California 94111 at 3:00 pm (Pacific time), on Thursday, June 6, 2002 to consider and to act upon the following matters, all as set forth in the Proxy Statement.

          1. ELECTION OF DIRECTORS. To elect the following five nominees to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

Ernest A. Bates, M.D.                  Stanley S. Trotman, Jr.
Willie R. Barnes                       Charles B. Wilson, M.D.
John F. Ruffle

          2. RATIFICATION OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of Moss Adams LLP as the Company's independent accountants for the year ending December 31, 2002.

          3. OTHER BUSINESS. To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting and any and all adjournments thereof.

     The Board of Directors knows of no matters, other than those set forth in paragraphs (1) and (2) above, that will be presented for consideration at the Meeting.

     The Board of Directors has fixed the close of business on April 12, 2002 as the Record Date for the determination of shareholders entitled to vote at the Meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                          By Order of the Board of Directors

                                          /s/ WILLIE R. BARNES

                                          Willie R. Barnes
                                          Corporate Secretary

Dated: April 29, 2002
San Francisco, California

                       AMERICAN SHARED HOSPITAL SERVICES
                      FOUR EMBARCADERO CENTER, SUITE 3700
                        SAN FRANCISCO, CALIFORNIA 94111
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      2002 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 6, 2002
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to shareholders of American Shared Hospital Services, a California corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2002 Annual Meeting of Shareholders scheduled to be held at the Ritz Carlton Hotel, 600 Stockton Street (corner of California Street), San Francisco, California 94111 at 3:00 pm (Pacific time) on Thursday, June 6, 2002 and at any adjournment or adjournments thereof (the "Meeting"). It is anticipated that this Proxy Statement and the Proxy will first be sent to shareholders on or about May 8, 2002.

     The matters to be considered and voted upon at the Meeting will be:

          1. To elect five persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

          2. To ratify the appointment of Moss Adams LLP as the Company's independent accountants for the year ending December 31, 2002.

          3. To transact such other business as may properly be brought before the Meeting and any and all adjournments thereof.

     Only shareholders of record at the close of business on April 12, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting.

REVOCABILITY OF PROXIES

     A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy may revoke it at any time prior to its use by filing with the Secretary of the Company either written instructions revoking such proxy or a duly executed proxy bearing a later date. Written notice of the death of the person executing a proxy, before the vote is counted, is tantamount to revocation of such proxy. A proxy may also be revoked by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

     This proxy solicitation is being made by the Board of Directors of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees of the Company and the stock transfer agent for the Common Shares, who will not receive any additional compensation therefor. The Company will request that banks, brokers and other fiduciaries solicit their customers who own beneficially the Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons the reasonable expenses of such solicitation. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies, if the Board of Directors of the Company determines that this is advisable.

OUTSTANDING SECURITIES

     The Board of Directors has fixed April 12, 2002 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 3,608,203 Common Shares. The Common Shares are the only class of securities entitled to vote at the Meeting.

VOTE REQUIRED AND VOTING PROCEDURES

     Each holder of Common Shares will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the Meeting on each of the matters duly presented for vote at the Meeting, except as indicated below in connection with the election of directors.

     In connection with the election of directors, shares are permitted to be voted cumulatively, if (i) a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of such shareholder's intention to vote its shares cumulatively and (ii) the names of the candidates for whom such shareholder desires to cumulate votes have been placed in nomination prior to the voting. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder or to distribute votes on the same principle between two or more nominees. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

     All outstanding shares of the Company's Common Stock represented by properly executed and unrevoked proxies received in time for the Meeting will be voted. A shareholder may, with respect to the election of directors (i) vote for the election of all five nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee(s) with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A shareholder may, with respect to the proposal to ratify the appointment of the Company's independent accountants, (i) vote for the ratification, (ii) vote against the ratification, or (iii) abstain.

     A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. In the election of directors, the five nominees receiving the highest number of votes of shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on such matter will be elected directors of the Company. Accordingly, non-voted shares will not affect the outcome of the election of directors. Non-voted shares also will not affect the outcome of the proposal to ratify the appointment of independent accountants.

     In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated Ernest A. Bates, M.D. and Craig K. Tagawa as proxies. Common Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Common Shares represented by any properly executed proxy will be voted FOR the (1) election of the five nominees for the Board of Directors named herein and (2) ratification of the appointment of the Company's independent auditors.

     The Board of Directors is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.

     A majority of the Common Shares outstanding on the Record Date must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. In the election of directors, the five candidates receiving the highest number of votes will be elected directors of the Company. The proposal to ratify the appointment of the Company's independent auditors require that a majority of those voting in person or by proxy to vote FOR this proposal, in order for this proposal to be approved.

     The Board of Directors has appointed Geraldine Zarbo of American Stock Transfer & Trust Company, the registrar and transfer agent for the Common Shares, or her designee, as the Inspector of Elections for the Annual Meeting. The Inspector of Elections will determine the number of Common Shares represented in person or by proxy at the Annual Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes. The election of directors will not be by ballot unless a shareholder demands election by ballot at the Annual Meeting before the voting begins.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The Company's Bylaws provide that there shall be no less than five nor more than nine directors and that the exact number shall be fixed from time to time by a Resolution of the Board of Directors. The number of directors currently is fixed at five.

     The Board of Directors is proposing the persons named below for election to the Board of Directors. Each of the persons identified below will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of each of the persons named below or as many of them as possible under applicable voting rules. If a nominee shall be unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Each of the nominees named below has notified the Board of Directors that, if elected, he is willing to serve as a Director.

     Set forth below is certain information regarding each of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW. PROXIES RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE NOMINEES NAMED BELOW UNLESS OTHERWISE INSTRUCTED.

NOMINEES

     ERNEST A. BATES, M.D., founder of the Company, has served as Chairman of the Board of Directors and Chief Executive Officer since the incorporation of the Company. He is currently a member of the Board of Trustees of The Johns Hopkins University and the University of Rochester, a member of the Board of Overseers of the University of California at San Francisco School of Nursing, a member of the State of California High Speed Rail Authority, and a member of the Board of Directors of Salzburg Seminar. Dr. Bates is a graduate of The Johns Hopkins University and the University of Rochester School of Medicine. Dr. Bates is 65 years old.

     WILLIE R. BARNES has been a director and Corporate Secretary of the Company since 1984. He has been a partner in the law firm of Musick Peeler & Garrett LLP since June 1992. He is a graduate of UCLA and received his law degree from the UCLA Law School. Mr. Barnes was appointed as the Commissioner of Corporations for the State of California in 1975. He was a director of Franchise Finance Corporation of America until its acquisition in mid 2001. Mr. Barnes is 70 years old.

     JOHN F. RUFFLE has been a director of the Company since 1995. He retired in 1993 as Vice-Chairman of the Board and a Director of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Co. of New York. He also is a Director of Bethlehem Steel Corporation; a member of the Boards of Managers of North Moore

Fund, LLC and JP Morgan Global Emerging Markets Fund, LLC; a Trustee of JPM Series Trust II; a Director of The Wackenhut Corporation; a Director of Wackenhut Corrections Corp; and a Trustee of The Johns Hopkins University. He is a graduate of The Johns Hopkins University, with an MBA in finance from Rutgers University, and is a Certified Public Accountant. Mr. Ruffle is 65 years old.

     STANLEY S. TROTMAN, JR., has been a director of the Company since 1996. He retired in 2000 as a Managing Director with the Health Care Group of PaineWebber Incorporated, an investment banking firm. Mr. Trotman had been with PaineWebber Incorporated since 1995 following the consolidation of Kidder, Peabody, also an investment banking firm, with PaineWebber. He had previously co-directed Kidder, Peabody's Health Care Group since April 1990. Formerly he had been head of the Health Care Group at Drexel Burnham Lambert, Inc. where he had been employed for approximately 22 years. He received his undergraduate degree from Yale University in 1965 and holds an MBA from Columbia Business School in 1967. Mr. Trotman is 58 years old.

     CHARLES B. WILSON, M.D. has been a director of the Company since 1993. He also was a director of the Company from March 1984 until March 1989. He has been a Professor of Neurosurgery at the University of California Medical Center, San Francisco, since 1968. From 1968 until April 1994, and from March 1996 until July 1997, Dr. Wilson held the position of Chairman of the University's Department of Neurosurgery. Since July 2000 Dr. Wilson is a part time employee of the Company. He also is a Director of The Institute for the Future in Menlo Park, California. Dr. Wilson is 72 years old.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held four meetings during 2001. All Directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and of the Committees of the Board on which such Director served during the year.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has standing Compensation, Stock Option, Nominating and Audit Committees, each of which is described below. All Directors serve on each standing Committee, except that Dr. Bates does not serve on the Audit Committee.

     The function of the Compensation Committee is to recommend to the Board of Directors the compensation of the Company's executive officers. The Compensation Committee did not meet during 2001. Mr. Trotman is Chair of the Compensation Committee.

     The purpose of the Stock Option Committee is to administer the Company's 1984 Stock Option Plan, 1995 Stock Option Plan and 2001 Stock Option Plan, and to determine recipients of awards pursuant to such plans and the terms of such awards. No member of the Stock Option Committee received a discretionary grant or award under an option plan of the Company while serving on such committee or during the year preceding such service. There was one meeting of the Stock Option Committee during 2001. Mr. Ruffle is Chair of the Stock Option Committee.

     The purpose of the Nominating Committee is to recommend candidates for election to the Board of Directors. The Nominating Committee did not meet during 2001. Mr. Trotman is Chair of the Nominating Committee. A shareholder who wishes to nominate a person for Director must provide the nomination in writing to the Secretary at the Company's principal offices pursuant to the notice provisions in the By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the Annual Meeting or, if less than 70 days' notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of the Company's notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from the Company.

     The purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to recommend to the Board of Directors the appointment of independent auditors, and to review the reports of such auditors. During the year 2001 the Audit Committee held two meetings and one telephonic meeting. For further information concerning the Audit Committee, refer to the "Audit Committee Report."

DIRECTOR COMPENSATION

     In 2001, non-employee directors were paid an annual retainer of $20,000, payable quarterly. In addition, non-employee directors are entitled to receive an automatic grant of Options from the Company's 1995 Stock Option Plan on the date of the Company's Annual Shareholder Meeting each year, to acquire up to 4,000 shares annually of the Company's common stock at the market price on the date of grant, until a Director has options for a total of 12,000 shares in all Company plans. There were no such grants to non-employee directors during 2001 as each current non-employee director already holds options for a total of 12,000 shares of the Company's stock. All four of the Board meetings held during 2001 were regular meetings that directors attended in person. Non-employee directors also received reimbursement of expenses incurred in attending meetings. No payment is made for attendance at meetings by any director who is an employee of the Company.

     Beginning in 2000, the Company employed Dr. Wilson on a limited part-time basis to assist in the implementation of its two new businesses, Medleader.com, Inc. and OR21, Inc. For these services, Dr. Wilson earned $60,000 during 2001 in addition to his Board of Director fees. The Board determined that this limited role did not affect his Board compensation.

     Non-employee directors will receive in 2002 a $20,000 annual retainer fee payable quarterly, and reimbursement of expenses incurred in attending meetings. Each current non-employee director already holds options for a total of 12,000 shares of the Company's common stock, so no additional automatic grants to such Directors, as described in the preceding paragraph, are expected to be made during 2002.

                         CERTAIN ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of April 5, 2002, of (i) each person known to the Company to own beneficially 5% or more of the Common Shares, (ii) each director of the Company, (iii) the chief executive officer and the chief operating and financial officer named in the Summary Compensation Table, and
(iv) all directors and executive officers as a group.

                                                              COMMON SHARES OWNED BENEFICIALLY
                                                              --------------------------------
                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNERSHIP(2)        CLASS(3)
------------------------------------                          -----------------    -----------
Ernest A. Bates, M.D.(1)(4).................................      2,039,288            40.8%
Willie R. Barnes(1)(4)......................................         13,000               *
John F. Ruffle(1)...........................................        200,411             5.6%
Stanley S. Trotman, Jr.(1)(4)...............................        142,762             4.0%
Charles B. Wilson, M.D.(1)..................................         12,000               *
Craig K. Tagawa (1)(4)
  Senior Vice President -- Chief Operating and Financial
  Officer...................................................        137,600             3.7%
All Directors & Executive Officers as a Group (6
  people)(4)................................................      2,545,061            49.5%

---------------
 *  Less than 1%

(1) The address of each such individual is c/o American Shared Hospital Services, Four Embarcadero Center, Suite 3700, San Francisco, California 94111.

(2) Each person directly or indirectly has sole voting and investment power with respect to the shares listed under this column as being owned by such person.

(3) Shares that any person or group of persons is entitled to acquire upon the exercise of options or warrants within 60 days after April 5, 2002, are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person or group of persons but not for the purpose of computing the percent of the class owned by any other person.

(4) Includes shares underlying options that are currently exercisable or which will become exercisable within 60 days following April 5, 2002: Dr. Bates, 1,395,000 shares; Mr. Barnes, 12,000 shares; Mr. Trotman, 2,667 shares; Mr. Tagawa, 125,000 shares; and Directors and Executive Officers as a group, 1,534,667 shares.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation paid by the Company for the fiscal years ending December 31, 1999, December 31, 2000 and December 31, 2001 paid in those years for services rendered in all capacities during 1999, 2000 and 2001, respectively, to the Chief Executive Officer and each executive officer other than the Chief Executive Officer who served as an officer at December 31, 2001 and earned cash compensation of $100,000 or more during 2001.

                           SUMMARY COMPENSATION TABLE

                                                                 ANNUAL COMPENSATION
                                                     --------------------------------------------
                                                                                   OTHER ANNUAL
NAME AND PRINCIPAL POSITION                  YEAR    SALARY(1)       BONUS        COMPENSATION(4)
---------------------------                  ----    ---------      --------      ---------------
Ernest A. Bates, M.D.......................  2001    $432,250       $ 55,770(2)          --
  Chairman of the Board,                     2000    $397,501       $ 60,000(2)          --
  Chief Executive Officer                    1999    $381,297       $300,000(3)          --
Craig K. Tagawa............................  2001    $305,837(5)    $ 30,745(2)          --
  Chief Operating Officer and                2000    $252,214(6)    $ 40,000(2)          --
  Chief Financial Officer                    1999    $231,050(7)    $165,000(3)          --

---------------
(1) Each amount under this column includes amounts accrued in 1999, 2000, and 2001, that would have been paid to such persons in such years, except that such amounts were instead deferred pursuant to the Retirement Plan for Employees of American Shared Hospital Services, a defined contribution plan and ASHS' Flexible Benefit Plan, a defined contribution plan. Both plans are available to employees of the Company generally.

(2) The Company's Board of Directors approved year end performance bonuses for 2000 and 2001 which were accrued in the year indicated and were paid in the first quarter of the following year.

(3) Each of these individuals was awarded a special bonus for his role in the successful sale of the Company's diagnostic imaging business in 1998. The Company's Board of Directors approved these bonuses in February 1999, and such bonuses were paid thereafter, for services which were performed during 1998.

(4) The Company has determined that, with respect to the executive officers named in the Summary Compensation Table, the aggregate amount of other benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported in the Summary Compensation Table as paid to such executive officer in the relevant year.

(5) Includes sales commissions of approximately $63,000 earned and paid in 2001.

(6) Includes sales commissions of approximately $39,000 earned and paid in 2000.

(7) Includes sales commissions of approximately $44,000 earned and paid in 1999.

LONG TERM COMPENSATION AWARDS

     The "Long Term Compensation Awards" Table has been omitted because no long term compensation awards were made during the relevant years to the Company's executive officers named in the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

     The "Option Grants" table has been omitted because no option grants were made during 2001 to the Company's executive officers named in the summary compensation table.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     The "Long-term Incentive Plan Awards" ("LTIP Awards") table has been omitted because no LTIP Awards were made during 2001 to the Company's executive officers named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized upon exercise of such options during 2001, by the Company's executive officers named in the Summary Compensation Table. The following table also sets forth the number of shares underlying exercisable and unexercisable options held by such executive officers on December 31, 2001.

                        1984 AND 1995 STOCK OPTION PLANS
                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                                 UNDERLYING                VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                                SHARES                       AT FISCAL YEAR-END           AT FISCAL YEAR-END(1)
                              ACQUIRED ON   VALUE($)    ----------------------------   ----------------------------
NAME                           EXERCISE     REALIZED    EXERCISABLE/   UNEXERCISABLE   EXERCISABLE/   UNEXERCISABLE
----                          -----------   ---------   ------------   -------------   ------------   -------------
Ernest A. Bates, M.D. ......      --           --        1,495,000          --          $4,499,950         --
Craig K. Tagawa.............      --           --          125,000          --          $  146,875         --

---------------
(1) This amount is calculated by multiplying the number of Common Shares underlying the options at December 31, 2001 by the market price per Common Share on such date less the option exercise price.

EMPLOYMENT AGREEMENTS

     The Company had no employment contracts with its directors or executive officers named in the Summary Compensation Table in 2001.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The following Report of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     This Report of the Board of Directors describes the Company's method of compensating its executive officers, and describes the basis on which 2001 compensation was paid to such executive officers, including those named in the Summary Compensation Table.

     The Board of Directors determined that compensation paid in 2001 by the Company to its Chief Executive Officer and other executive officers would be based on policies in effect in recent prior years. As a result, it was unnecessary for the Compensation Committee to meet, and it did not meet, during 2001.

     The Company's compensation program seeks to establish compensation that is competitive in both the healthcare industry and among entrepreneurial, growth-oriented companies in order to attract and retain high quality employees. Compensation is linked to each employee's level of responsibility and personal achievements with respect to operational and financial goals established by the Chief Executive Officer and the Board of Directors. Depending on the individual officer's area of responsibility, such goals may include new business and revenue acquisition, operating expense reduction and control, operating efficiencies, etc. In addition, the compensation system seeks to develop and encourage employee ownership of the Company's stock through stock options.

     The primary component of executive compensation for the Company in 2001 was base salary, except in the case of the Chief Operating and Financial Officer (who also is CEO of the Company's Gamma Knife subsidiary) where sales commissions were a substantial component of compensation and are included under "salary" in the table above. Discretionary bonuses may be paid, based on a formula, if financial and other results of the individual executive's area of responsibility meet or exceed financial and operational targets established at the beginning of the fiscal year. In February 2002, the Board approved bonuses for Ernest A. Bates, M.D. and Craig K. Tagawa for their performance during the year 2001. These bonuses were paid in February 2002.

     In addition to base compensation, the Company has used grants of stock options to retain senior executives and to motivate them to improve long-term stock market performance. The number of options granted in the past was determined by reference to the level of responsibility of the particular executive in the Company and such executive's proposed role in the Company's future operations. In addition, during 1995 the Shareholders approved a grant of options to acquire 1,495,000 Common Shares at an initial exercise price of $0.01 per share to the Company's Chairman and Chief Executive Officer, in consideration of his continued service to the Company and his personal guarantee of $6,500,000 of indebtedness of the Company. The Company's Chairman and Chief Executive Officer exercised options to acquire 100,000 Common Shares in March 2002.

BOARD OF DIRECTORS

Ernest A. Bates, M.D. Chairman                 Stanley S. Trotman, Jr.
Willie R. Barnes                               Charles B. Wilson, M.D.
John F. Ruffle

                 CERTAIN RELATIONSHIPS AND RELATED TRANSLATIONS

     Willie R. Barnes, the Secretary and a director of the Company, is a partner in the law firm of Musick, Peeler & Garrett LLP. That law firm performed legal services for the Company in 2001. The management of the Company is of the opinion that the fees paid to Mr. Barnes' law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company. Mr. Barnes served during 2001 on the Compensation Committee, Audit Committee and Nominating Committee of the Board of Directors.

COMPLIANCE WITH SECTION 16(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934

     Reports filed under the Exchange Act and received by the Company on or after January 1, 2001, indicate that during 2001 directors, officers and 10% shareholders of the Company filed all required reports within the periods established by applicable rules.

                PERFORMANCE GRAPH, TOTAL RETURN TO SHAREHOLDERS

     The following graph and table compares cumulative total shareholder return on the Company's Common Shares ("ASHS total return") (i) with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P500") and (ii) with the Standard & Poors SmallCap 600 Stock Index ("S&P SmallCap600"), in each case during the five years ended December 31, 2001.



                              [PERFORMANCE GRAPH]

                 --------------------------------------------------------------------------
                                         Base
                                        Period
                 Company / Index        Dec 96   Dec 97   Dec 98   Dec 99   Dec 00   Dec 01
                 --------------------------------------------------------------------------
                  American Shared
                   Hsptl Serv           100.00   96.58    65.54    234.55   124.17   173.33
                  S&P 500 Index         100.00   133.36   171.48   207.56   188.66   166.24
                  S&P Smallcap 600
                   Index                100.00   125.58   123.95   139.32   155.76   165.94
                 --------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein.

     The Audit Committee of the Board of Directors consists of four directors, three of whom are "independent" as defined in the listing standards of the American Stock Exchange. The primary purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to recommend to the Board of Directors the appointment of independent auditors, to review the reports of such auditors, and to review annually the Audit Committee charter. During 2001, the Audit Committee held three meetings, one of which was held telephonically. Mr. Ruffle is Chair of the Audit Committee.

     The Audit Committee reviewed and held discussions with management and the independent auditors regarding the financial statements of the Company for the fiscal year ended December 31, 2001. These discussions included the quality of the Company's internal controls, the audit plans, audit scope and identification of audit risks. In addition, the Committee assured that the independent auditors reviewed and discussed with management the interim financial reports prior to each quarterly earnings announcement.

     The Company's independent auditors provided a formal written statement that described all relationships between the auditors and the Company with respect to the auditors' independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee satisfied itself as to the auditors independence.

     The Audit Committee discussed with the independent accountants all matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without the presence of management, reviewed and discussed the results of the independent auditors examination of the Company's financial statements. Management, being responsible for the Company's financial statements, represented that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for the examination of those statements.

     Based on the Audit committee's discussions with management and the independent auditors, and the Audit Committee's review as described previously, The Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors:

                           John F. Ruffle (chairman)
                                Willie R. Barnes
                            Stanley S. Trotman, Jr.
                            Charles B. Wilson, M.D.

                              INDEPENDENT AUDITORS

     The Company's consolidated financial statements for the years ended December 31, 2001, 2000 and 1999 have been audited by Moss Adams LLP. The Board of Directors has appointed Moss Adams LLP to be the Company's independent auditors for the fiscal year ending December 31, 2002, subject to Shareholder ratification at the Meeting (see Proposal No. 2).

     Representatives of Moss Adams LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

AUDIT FEES

     The aggregate fees billed by Moss Adams LLP for the audit of the Company's annual consolidated financial statements for fiscal year 2001 and the review of the Company's quarterly Form 10-Q during 2001 were $59,750.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Moss Adams LLP for financial information systems design and implementation fees for fiscal 2001.

ALL OTHER FEES

     The Company paid Moss Adams LLP an aggregate of $90,900 for professional services, other than those described above, provided during fiscal year ended 2001. These fees were primarily for tax return preparation and other tax services.

                             SHAREHOLDER PROPOSALS

     Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings. To be eligible for inclusion in the Proxy Statement for the Company's next Annual Meeting of Shareholders, a shareholder proposal must be received at the Company's principal executive offices prior to February 8, 2003. A Shareholder's notice should list each proposal and contain a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the number of shares held by the shareholder; and any material interest of the shareholder in the business.

                                 ANNUAL REPORT

     The Company's 2001 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this proxy statement.

                                        By Order of the Board of Directors

                                        /s/ WILLIE R. BARNES

                                        Willie R. Barnes
                                        Corporate Secretary

Dated: April 29, 2002
San Francisco, California

                        AMERICAN SHARED HOSPITAL SERVICES

         For the Annual Meeting of Shareholders to be held June 6, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY NOMINATE(S), CONSTITUTE(S) AND APPOINT(S) ERNEST A. BATES, M.D. AND CRAIG K. TAGAWA, AND EACH OF THEM, ATTORNEYS, AGENTS, AND PROXIES OF THE UNDERSIGNED, WITH FULL POWERS OF SUBSTITUTION TO EACH, TO ATTEND AND TO ACT AS PROXY OR PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES TO BE HELD ON JUNE 6, 2002 AT 3:00 PM PACIFIC TIME AT THE RITZ CARLTON HOTEL, 600 STOCKTON STREET, SAN FRANCISCO, CALIFORNIA, OR ANY ADJOURNMENTS THEREOF, AND TO VOTE AS SPECIFIED HEREIN THE NUMBER OF SHARES THAT THE UNDERSIGNED, IF PERSONALLY PRESENT, WOULD BE ENTITLED TO VOTE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS, AND "FOR" THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2002. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED, SUBJECT TO THE PROXYHOLDER'S DISCRETIONARY AUTHORITY TO CUMULATE VOTES, "FOR" THE ELECTION OF THE PERSONS NOMINATED ON THE REVERSE SIDE, AND WILL HAVE THE EFFECT OF WITHHOLDING DISCRETIONARY AUTHORITY TO CUMULATE VOTES AND "FOR" THE RATIFICATION OF INDEPENDENT ACCOUNTANTS. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS THAT WILL COME BEFORE THE ANNUAL MEETING, OTHER THAN THOSE DESCRIBED IN THIS PROXY. HOWEVER, IF SUCH MATTERS ARE PRESENTED, THE NAMED PROXIES WILL, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, VOTE SUCH PROXIES IN ACCORDANCE WITH THE JUDGMENT OF SUCH NAMED PROXIES WITH RESPECT TO ANY SUCH OTHER MATTER PROPERLY COMING BEFORE THE MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT IN WRITING REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE. THIS PROXY ALSO MAY BE REVOKED BY ATTENDANCE AT THE MEETING AND ELECTION TO VOTE IN PERSON.


                 (continued, and to be signed on the other side)

 [X]    PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE


        This proxy when properly executed will be voted in the manner directed herein and in the discretion of the proxy holders and all other matters coming before the meeting. If no direction is made, this proxy will be voted FOR the election of directors recommended herein, and FOR Proposal No. 2.

        The Board of Directors recommends a vote FOR election of the directors nominated herein and FOR the ratification of independent accountants.


1. ELECTION OF DIRECTORS. To elect five of the persons named below to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified.

        [ ] FOR all nominees (except as indicated to the contrary below).

        [ ] WITHHOLD AUTHORITY to vote for all nominees.

        (Instruction: To withhold authority for any individual nominee(s), write that nominee's name(s) in the space below.)

        NOMINEES:  Ernest A. Bates, M.D.
                   Willie R. Barnes
                   John F. Ruffle
                   Stanley S. Trotman, Jr.
                   Charles B. Wilson, M.D.

2. RATIFICATION OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of Moss Adams LLP as the Company's independent accountants for the year ended December 31, 2002.

        [  ] FOR   [  ]  AGAINST    [  ]  ABSTAIN

        The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the Proxy Statement accompanying such Notice.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.

I plan to attend the meeting in person [  ]

Signature                             Date
         ---------------------------      --------
Signature                             Date
         --------------------------
         Signature, if held jointly


NOTE: Please date this proxy and sign as your name(s) appear(s) on this document. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.